REVENUE FROM COLLABORATION AND LICENSE AGREEMENT	12 Months Ended
Dec. 31, 2020
Receivables from contracts with customers [abstract]
REVENUE FROM COLLABORATION AND LICENSE AGREEMENT
NOTE 12 - REVENUE FROM COLLABORATION AND LICENSE AGREEMENT

On December 10, 2018, the Company entered into a research collaboration and license agreement (the “Amgen Agreement”) with Amgen Inc. (“Amgen”) in inflammatory disease and other serious illnesses. Pursuant to the Amgen Agreement, the Company and Amgen will use the Company’s proprietary drug delivery platform to develop oral formulations for one preclinical large molecule program that Amgen has selected. Amgen also has options to select up to two additional programs to include in the collaboration. Amgen is responsible for the clinical development, regulatory approval, manufacturing and worldwide commercialization of the programs.

The Company granted Amgen an exclusive, worldwide, sublicensable license under certain of its intellectual property relating to its drug delivery technology to develop, manufacture and commercialize the applicable products. The Company will retain all intellectual property rights to its drug delivery technology, and Amgen will retain all rights to its large molecules and any subsequent improvements, and ownership of certain intellectual property developed through the performance of the collaboration is to be determined by U.S. patent law.

Pursuant to the terms of the Amgen Agreement, Amgen is required to make aggregate payments of up to $270 million upon achievement of various clinical and commercial milestones or its exercise of options to select additional two programs to include in the collaboration, as well as tiered royalty payments ranging from the low to mid-single digits based on the level of Amgen’s net sales of the applicable products. Amgen is required to pay for the initial program $450 thousand for the second year of preclinical R&D services to be provided by the Company and must reimburse the Company for further expenses as shall be agreed between the parties. Preclinical R&D services includes time spent by the Company's employees performing the Company's activities under the work plan of collaboration program

Amgen’s obligation to pay royalties with respect to a product in a particular country commences upon the first commercial sale of such product in such country and expires on a country-by-country and product-by-product basis on the later of (a) the date on which the sale of the product is no longer covered by a valid claim of a patent licensed to Amgen under the Amgen Agreement, and (b) the tenth anniversary of the first commercial sale of such product in such country.

The term of the Amgen Agreement commenced on December 10, 2018, and unless earlier terminated, shall continue in full force and effect, on a product-by-product basis, until expiration of the last-to-expire royalty term with respect to such product.

In January 2019, as required by the Amgen Agreement, Amgen paid the Company a non-refundable and non-creditable initial technology access fee of $725 thousand. The Company evaluated the selling price of the preclinical R&D services at $225 thousand and the right to use the intellectual property (“License fees”) at $500 thousand. In December 2018, the Company recognized $500 thousand in revenues for the right to use the intellectual property.

Revenues attributed to the preclinical R&D services are recognized during the period of the pre-clinical R&D services according to the input model method on a cost-to-cost basis. In January 2020 and 2021, the Company received the first and second installments of the second year pre-clinical R&D services in the amount of $450 thousands.

During 2020 and 2019, the Company recorded revenues of $365 thousand and $236 thousand related to services provided under the Amgen Agreement.

In addition, as of December 31, 2020 and 2019 the Company recorded a contract liability of $143 thousand and $267 thousand, respectively.